SHRINK
NANOTECHNOLOGIES


Genome Technology
THE ALMIGHTY CELL
New ways and reasons to poke and prod individual cells
May 2007


Lab on a Chip
Jan/Apr 2008


nature medicine
May 2008


APPLIED PHYSICS LETTERS
Mar 2009


MIT Technology Review has named the Top 35 Innovators under 35 Worldwide.
Aug 2009

RODMAN AND RENSHAW
11th Annual Healthcare Conference

September 9-11, 2009 — New York, NY

TABLE OF CONTENTS

EXECUTIVE SUMMARY

SHRINK BUSINESS SNAPSHOT

- Shrink Nanotechnologies, Inc. ("Shrink" or the "Company") is a research design and development company dedicated to the commercial adoption of a nanotechnology platform called ShrinkChip Manufacturing Solution.

- The ShrinkChip Manufacturing Solution is a proprietary and patent pending nanotechnology platform for the rapid design, flexible fabrication, and low-cost manufacturing of mission critical nano-scale products for the:
  - **Sensor and Diagnostics**
  - **Biotech Tools**
  - **Solar, and**
  - **Other future potential markets**

- The Company is headquarted in Carlsbad, CA and has been listed on NASDAQ (INKN) since May 2009.

SHRINK BUSINESS SNAPSHOT

The Company's financial projections involve product launches starting 1H 2011 and are estimated at:



Revenue ($ millions)
$0.0
$0.0
$7.4
$16.5
$31.1
$47.4
2009
2010
2011
2012
2013
2014



EBITDA ($ millions)
$(1.3)
$(5.5)
$(1.5)
$2.8
$11.1
$20.6
2009
2010
2011
2012
2013
2014

SHRINK HISTORY

How we got started...

October | 2006



Michelle Khine, PhD is recruited and hired

Winter | 2007

During a ski retreat Dr. Michelle Khine discusses her new invention with the principals of BCGU

November | 2007

"Eureka" Moment: Initial Shrink patents are filed

January | 2008

We Begin: Shrink Technologies, Inc. is formed

June 16 | 2008



Option Agreement: Shrink exclusively options core technology

April | 2009

License Agreement: Shrink obtains exclusive rights to core technologies for all 11 fields of use

May | 2009

Alternative Public Offering: Shrink Technologies, Inc. is acquired by Shrink Nanotechnologies, Inc.

2009 | BEYOND

Progress... Progress and More Progress: Dozens of new uses & other discoveries made in the past 15 months ... We are on our way. Join Us!

INVESTMENT OPPORTUNITY

Disruptive Technology	• Plastic-based, low cost, scalable technology • Same substrate used across all **vertical** applications and products • 7 new patents filed since May 2009
Attractive Markets	• Primarily focused on $1B+ markets • Market growth rates all have 5%+ CAGR, some reaching 100% • Entrenched players integrate PolyShrink into existing infrastructure
Robust Product Pipeline	• Biotech tools: StemDisc, CellAlign, Shrink RPS • Sensor and Diagonistcs: MetalFluor • Solar: OptiSol • Other: currently proving out two products in MEF space with significant upside
Strong Financial Potential	• Forecasted market penetration rate to yield $47.4M revenue by 2014 • Resultant EBITDA to be $20.6M in 2014 (40%+ margins)
Unmatched Collaboration Network	• Shrink is a FIGA™ business: bringing together leaders from... - **Finance:** NASDAQ, NOCTUA Fund, LP - **Industry:** Roche, Inabata, Biosite/Inverness, Douglas Scientific, MF3, Mosis and others - **Government:** NIH, DARPA - **Academia:** UC Merced, UC Irvine
Experienced Team	• Sensors and Diagnostics: Heiner Dreismann PhD (Former CEO, Roche Diagnostics) • Biotech Tools: Fabian Pease, PhD (Stanford, Affymetrix), Raveendran Pottathil, PhD • Solar: Roland Winston, PhD (University Chicago, Chair of Dept. of Physics)

NOT-SO-SECRET WEAPON


TR35
2009 RECIPIENT
Dr. Michelle Khine
Shrink Nanotechnologies
Scientific Founder

Michelle Khine, PhD

- Shrink Co-founder
- BME Professor, UC Irvine
- Widely Published Researcher
- Prolific Patent Author
- Procured tens of millions of dollars in grants
- Numerous national and international honors
- Co-founder Fluxion Biosciences
- BS, MS, PhD - UC Berkeley

TECHNOLOGY OVERVIEW

TECHNOLOGY IS ALWAYS "SHRINKING"










Sample port
H-filter
Sample well
H-filter vacuum
Antibody
H-filter buffer
Mixer
Holding well
Valve interface
Waste
Buffer
References
Assay
25 mm



"Lab-On-A-Chip" Now a Reality

WHAT IS POLYSHRINK ?

- **PolyShrink is made from a multigrade plastic material used to build all of our products.**
- **PolyShrink is made from a pre-stressed plastics material that uniformly compresses during heating.**
  - Allows complex structures to be designed at the macro-scale, then shrunk using the ShrinkChip Manufacturing Solution to retain designs at the nano-scale.



Source
Step 1
Step 2
Biaxial Wrinkled Metal
Uniaxial Wrinkled Metal
Printed PolyShrink
Etched PolyShrink
Metal Wrinkles in Channels

Shrink Product	Market
MetalFluor™	Diagnostics
OptiSol™	Solar
StemDisc™	Biotech Tools
ShrinkChip RPS™	Biotech Tools
Lab-On-A-Chip	Diagnostics

SHAPE MEMORY POLYMERS


(-C=C-)$_n$
Polymerized form
Heat to deformation temperature $T_d > T_g$
Deform with force, F_d
F_d
Cool to temporary storage temperature, T_s
Heat to recovery, temperature, T_r
Recover with force, F_r
F_r
Cool to original form

If a device can be printed on plastic, we can make it smaller, increasing performance.


many
styrene
polymerization
polystyrene

Wornyo et al, Polymer 2007

WHAT IS SHRINKCHIP MANUFACTURING ?

- Our patent-pending process involves designing at the macroscale, then uniformly shrinking them down to the nanoscale.
  - Eliminates the need for clean rooms and other expensive tools



Blank PolyShrink™
Printing
Etching
Coating
Quantum Dots
Printed PS
Scored PS
Metalized PS
Integrated Solar Film
Shrink Nanotechnologies' Patent-Pending
ShrinkChip Manufacturing Process ™
Biaxial
Uniaxial
Stacked ShrinkChips
Microfluidics
In-Channel Metal
StemDisc Platform™
MetalFluor™
CellAlign™
Microfluidics
Catalysts
StemDisc™

BUSINESS REVIEW

BIOTECH TOOLS



StemDisc™ (Prototype Image)

MARKET DYNAMICS

- Market Size (2009): $1B
- Forecasted CAGR: 15%
- Market for stem cell research tools in at its infancy and there is significant pent-up demand due to past government restrictions

PRODUCT DESCRIPTION

- Embryoid body ("EB") development platform for stem cell researchers
- Rounded or honey-comb like well shapes optimize symmetrical stem cell development
- Ability to culture up to 96,000 symmetrical EBs in one 96 well plate

BUSINESS MODELS

- Sale of StemDisc primarily to public and private research labs
- Low cost mass production to foster "recurring like" revenue model
- Product Launch: 1H 2011

BIOTECH TOOLS (con't)


Allows for the structured alignment of biological tissues like cardiac or nerve

CellAlign™
(Graphical Representation)

MARKET DYNAMICS

- Emerging Market Size (2009): $10M
- Forecasted CAGR: 100%

PRODUCT DESCRIPTION

- Tissue engineering applications for cardiac and nerve tissue
- Biodegradable non-periodic "band-aid" structure for tissue growth
- Achieves optimal electrical and biomechanical bio-integration

BUSINESS MODELS

- Likely to pursue licensing model
- Introducing CellAlign to 3 multi-national biotech companies
- Negotiating license agreements with regional biotech company

BIOTECH TOOLS (con't)



ShrinkChip RPS™
(Graphical Representation)

MARKET DYNAMICS
- Market Size: $5.8B
- Forecasted CAGR: 5%

PRODUCT DESCRIPTION
- Extremely low cost, highly flexible prototyping solution for the manufacture of microfluidic biochips
- Patent-pending desktop solution allows rapid design and fabrication of custom biochips

BUSINESS MODELS
- Sale of station, blades and sheets to public and private labs engaged in prototyping
  - 7,500 labs
- Marketing and development agreement executed with biotech company
- Product Launch: 2H 2011

SENSORS AND DIAGNOSTICS


Metalized MetalFluor™ Nanostructures
Target Molecules
PolyShrink Material
Enhanced Fluorescence

MetalFluor™
(Graphical Representation)

MARKET DYNAMICS

- Market Size (2009): $4B
- Forecasted CAGR: 8%

PRODUCT DESCRIPTION

- Diagnostic platform designed to inexpensively increase sensitivity and specificity of luminescent based assays.
- Potential to allow low-cost light detectors to enable more portable instrumentation for POC testing

BUSINESS MODELS

- Sell MetalFluor to laboratory imaging sector
- License IP for integrating MetalFluor onto existing biochips
- Product Launch: 1H 2012



OptiSol™ (Prototype Image)

MARKET DYNAMICS

- Market Size (2009): $37B
- Forecast CAGR: 51%

PRODUCT DESCRIPTION

- Creating, Trapping and Transporting electrons
- When "wrinkled", the surface of OptiSol concentrator becomes a "light trap" and tunes all radiation to optimal silicon absorbing wavelengths
- At the core of OptiSol lies an integrated patent pending quantum dot plastic thin film

BUSINESS MODELS

- OptiSol to be coupled with legacy PV installations
- Delivers immediate and significant improvements in efficiency and power output
- Product Launch: 2012

THE FUTURE POTENTIAL

- Optical waveguides
- Revolutionary glucose monitoring test strip tape
- Magnetic Nanobeads
- Light emitting diodes
- Others to come...

FORECAST & VALUATION

PROJECTIONS

	2009	2010	2011	2012	2013	2014
Revenue	$0.0	$0.0	$7.4	$16.5	$31.1	$47.4
COGS	(0.0)	(0.0)	(2.1)	(4.8)	(8.6)	(12.6)
Gross Profit	0.0	0.0	5.3	11.7	22.5	34.8
Margin	---	---	68%	69%	67%	66%
Licensing Fees	0.0	0.0	0.3	0.6	2.7	5.0
Operating Expenses	(1.4)	(5.6)	(6.9)	(9.1)	(11.7)	(14.6)
EBITDA	(1.3)	(5.5)	(1.5)	2.8	11.1	20.6
Margin	---	---	(20%)	17%	36%	43%

MANAGEMENT DISCUSSION & ANALYSIS

- Revenue and Licensing Fees:
  - **First product commercialization in 2011**
  - **Targeting two additional launches in 2011**
  - **14 additional products in pipeline launched by 2014**
- COGS:
  - **Overall COGS at 32%**
  - **High: 50%; Low: 10%**
- Operating Expenses:
  - **Total spend pre-revenue at $7.0 million**
  - **Long-term target at 20% of revenue**
- EBITDA
  - **Breakeven projected in 2012**
  - **Long-term target at 50% of revenue**

VALUATION

- Valuation of Shrink as of May 2009 conducted by Doty Scott Enterprises, Inc
    - **Valuation excludes Solar business**
- Valuation Methodologies utilized were:
    - **Discounted Cash Flow Analysis**
    - **Market Multiple Analysis**
- Fair market value of company on valuation date was $46.5M

KEY MILESTONES

SHRINK FOCUS AREAS

- Launch StemDisc to generate revenue:
    - **Prudent mitigation of anticipated burn rate**
        - **Most "market ready" product**
    - **Preparing "trial balloons" with several leading companies**
    - **Allowing researchers to use StemDisc to obtain feedback**
    - **In discussion with Douglas Scientific to act as contract manufacturer**

- Hold Application Session
    - **Held brainstorming session on Aug 25-26, 2009**
    - **Generated targeted feasibility studies from brain storming session**
    - **Finalized feasibility studies will drive product focus**

- Once Product focus is complete (and capital raise is done) optimal management team structure to be the top priority

POTENTIAL ORGANIZATION STRUCTURE

Option A
Holding Company



Holdco
Biotech Tools
Future R&D
Solar
Sensors & Diagnostics
IP & Licensing

Leadership Prerequisites

- Business Development expertise
- Mergers and Acquisitions background
- Strong general management skills

Option B
Vertical Focus



Diagnostics
(example)
Operations
Marketing
Sales
Manufacturing
Solar
Spin-Offs
Biotech Tools
Etc.

- Deep vertical expertise
- Previous CEO track record
- Existing relationships with global competitors

APPENDIX

BIOGRAPHIES



***HEINER DREISMANN, PhD** is an international executive with more than 24 years experience in the biotech and healthcare industries. Dr. Dreismann has a proven track record in general management with P&L responsibility as well as management of corporate functions such as research and development, manufacturing, marketing, business development, licensing, mergers and acquisitions and several board memberships of public and private companies. Dr. Dreismann served as the President and CEO of Roche Molecular Systems, Inc., from 2000-2006, leading a staff of more than 1,600 and growing the RMS molecular IVD business from $640M to $1.2B in annual sales. Prior to serving as the senior executive at Roche Molecular Systems, Inc., Dr. Dreismann served as the Head of Global Business Development at Roche Diagnostics, responsible for business development for the Roche Diagnostics $7B IVD business. From 1997 to 1999, Dr. Dreismann served as the Head of Integration for Roche Diagnostics, managing the merger of the Roche Diagnostics' IVD business with Boehringer Manheim. Dr. Dreismann served in a number of other leadership capacities at Roche Diagnostics and Roehm GmbH, dating back to 1983. Dr. Dreismann's post-doctoral fellowship was earned at the French Center for Nuclear Research in Saclay (near Paris). He earned his Masters Degree Diploma in Biology from Westfaelische Wilhelms University, Muenster, a Ph.D. in Microbiology/Molecular Biology from Westfaelische Wilhelms University, Muenster (summa cum laude). Dr. Dreismann currently serves on the Boards of Nanogen, GeneNews, Vectrant Technologies, Sirius Genomics, Smart Holograms, OxFord BioDynamics, Magellan Diagnostics, Singulex, MedBioGene, BioHelix, Celula,Inc. and AlliedPath.

BIOGRAPHIES



***JAMES B. PANTHER II** is a co-founder of Shrink. Mr. Panther II has served as a director since May 5, 2009. He currently is responsible for the day to day investment decision for Noctua Fund, LP. He brings significant experience in managing fund raising, financing, M & A, and advisory services in a merchant banking environment. Mr. Panther II has raised, funded and participated in more than five hundred million dollars of debt and equity financing for private and publicly traded companies. As Managing Partner of Bristol Partners he was responsible for portfolio investments, leading over 20 transactions ranging from $15 million to $300 million in valuation and building a team of professionals that closed over 40 transactions. Mr. Panther II holds B.A. in Finance from Boston College and a Degree in Economics from the University of Granada, Granada, Spain. He is fluent in English and Spanish.



***MARK L. BAUM, ESQ.** is a co-founder of Shrink. Mr. Baum has served as a director since May 12, 2009. He has more than 12 years experience financing, operating and advising smallcap and microcap publicly traded enterprises and has completed more than 125 rounds of financing for more than 40 publicly traded companies. Mr. Baum has participated in numerous public company spin-offs, restructurings and recapitalizations, venture fundings, private-to-public mergers, and multi-million dollar asset acquisitions and divestitures. Mr. Baum founded and is a limited partner of Noctua Fund L.P. ("Noctua" or "Noctua Fund"), the initial seed investor in Shrink. Mr. Baum also co-owns BCGU, LLC, a public company merger and acquisition firm he founded in 2001. Mr. Baum serves on the Boards of Directors and Boards of Advisors for several domestic and international private and public companies. Mr. Baum is a published inventor, licensed attorney in the State of California and entrepreneur.

BIOGRAPHIES



MICHELLE KHINE, PhD is the mastermind behind the Shrink technology platform and is the scientific founder of the Shrink nano-technology platform and an entrepreneur whose successful venture-capitalist (Series B) backed company Fluxion Biosciences is located in San Francisco. She is a widely published researcher, with multiple patents grants and honors, including the being the recipient of the prestigious 2009 MIT Technology Review TR35 Award. Ms. Khine is on several review committees, most notably the Center for Scientific Review at the National Institute of Health. She is Assistant Professor of Bioengineering at the University of California, Merced School of Engineering. Dr. Khine holds PhD, M.S. and B.S. degrees from the University of California Berkeley.



FABIAN PEASE, PhD is Professor of Electrical Engineering at Stanford University where his group's areas of research include micro- and nano-fabrication and their application to electronic and magnetic devices and structures. Dr. Pease conducted research on the synthesis of DNA microarrays at Affymetrix Corporation and initiated programs in Advanced Microelectronics and Molecular-Level Printing the Defense Advanced Research Projects Agency. He has served as a consultant to IBM, Xerox, Etec Systems, and Lawrence Livermore Labs and is on the Technical Advisory Boards of Ultratech Stepper, San Jose, CA and Affymetrix, Santa Clara, CA. He has published over 200 articles and authored several book chapters. Dr. Pease holds BA, MA, and PhD degrees from Cambridge University, United Kingdom.

BIOGRAPHIES



PROFESSOR DAVID D. AWSCHALOM received his B.Sc. in physics from the University of Illinois at Urbana-Champaign, and his Ph.D. in experimental physics from Cornell University. He was a Research Staff member and Manager of the Nonequilibrium Physics Department at the IBM Watson Research Center in Yorktown Heights, New York. In 1991 he joined the University of California-Santa Barbara as a Professor of Physics, and in 2001 was additionally appointed as a Professor of Electrical and Computer Engineering. He is presently the Peter J. Clarke Professor and Director of the California NanoSystems Institute, and Director of the Center for Spintronics and Quantum Computation.Professor Awschalom received an IBM Outstanding Innovation Award (1987), the Outstanding Investigator Prize from the Materials Research Society (1992), the International Magnetism Prize and Néel Medal from the International Union of Pure and Applied Physics (2003), the Oliver E. Buckley Prize from the American Physical Society (2005), the Agilent Europhysics Prize from the European Physical Society (2005), the Newcomb Cleveland Prize from the American Association for the Advancement of Science (2006), and the UC Faculty Research Lecturer Award (2008). Dr. Awschalom is a Fellow of the American Physical Society, the American Association for the Advancement of Science, the American Academy of Arts and Sciences, and a member of the National Academy of Sciences.



ANDREW ISAACS is Adjunct Professor of Entrepreneurship at the Haas School of Business, University of California, Berkeley. Mr. Isaacs is involved in numerous directorships and is the President of California Technology Intl, Inc. He has served as Vice President of Kevex Instruments, and Senior Scientist at NASA Johnson Space Center. As an educator, he has guided many start up companies to success. Mr. Isaacs holds B.S. and M.S. degrees the University of Michigan.

BIOGRAPHIES



ROLAND WINSTON, PhD is Professor at School of Natural Sciences and School of Engineering, University of California, Merced. Prior to joining UC Merced, Professor Winston was a professor at the University of Chicago for 39 years (6 of which he served as the Chair of Department of Physics). Professor Winston is a distinguished physicist and one of the country's leading solar power experts and has developed technology to produce the highest intensity of sunlight. Professor Winston holds over 30 patents on nonimaging, radiant energy concentration and illumination. He has also authored of more than 150 publications and co-authored two definitive books on non-imaging optics. Dr. Winston holds PhD, M.S., and B.S. degrees from University of Chicago.



SAYANTANI GHOSH, PhD is Assistant Professor at the School of Natural Sciences at the University of California Merced. She has performed significant research and is published in the fields of spintronics, liquid crystal quantum dot ensembles, plasmonics, and photovoltaics.

BIOGRAPHIES



KARA MCCLOSKEY, PhD is Professor at School of Engineering, Universiy of California, Merced. She has conducted significant research in the field of tissue engineering with a specific focus on the cardiovascular system and stem cells. Professor McCloskey received a BS and an MS from Ohio State University and a PhD from Cleveland Clinic Foundation, conferred by Ohio State University.



Bioreasearch Tools

RAVEENDRAN POTTATHIL, PhD is a biotechnology industry veteran. He has served as President, Vice President and Director at a number of biotechnology companies and as a section manager at Roche, overseeing the development of diagnostics, retroviruses and DNA probes. He has authored 42 publications and has given numerous talks. Dr. Pottathil received a BS from the University of Kerala, India; an MS and PhD from the Cancer Research Institute, University of Bombay; and a Postdoctoral Fellowship at the Jackson Laboratory and Duke University.

DIRECTORY

Function	Firm	Name	Telephone	Location
SEC Counsel	**Hodgson Russ, LLP**	Ron Levy, Esq.	(646) 218-7643	New York, NY
Licensing Counsel Patent Prosecution Trademarks	**DLA Piper, LLP**	Jacob Handy, Esq.	(858) 667-1433	San Diego, CA
M&A Counsel	**Morrison Foerster, LLP**	Steve Rowles	(858) 720-5198	San Diego, CA
Independent Auditor	**Chrishold, Beirwolf, Nilson and Morrill, CPA**	Todd Chisholm	(801) 292-8756	Bountiful, UT

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